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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                             ----------------------


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                               September 29, 2000


                       Cabot Microelectronics Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                       000-30205                36-4324765
-------------------------------    ------------------------    -----------------
(State or other jurisdiction of    (Commission File Number)      (IRS Employer
        incorporation)                                          Identification)


                    870 Commons Drive, Aurora, Illinois 60504
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               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
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              (Registrant's telephone number, including area code)

                                 Not applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On September 29, 2000, Cabot Corporation ("Cabot") effected the spin-off of Cabot Microelectronics Corporation ("Cabot Microelectronics") by distributing .280473721 shares of Cabot Microelectronics common stock as a dividend on each outstanding share of Cabot common stock outstanding on September 13, 2000, or an aggregate of 18,989,744 shares of Cabot Microelectronics common stock. In connection with the spin-off, the Board of Directors of Cabot Microelectronics amended the company's rights plan to clarify certain of its provisions.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

               The following exhibits are filed herewith:

               4.1   Amendment dated September 29, 2000 to Rights Agreement.

               99.1 Letter to Cabot Corporation stockholders dated September 29, 2000.

               99.2 Brochure accompanying letter to Cabot Corporation stockholders dated September 29, 2000.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CABOT MICROELECTRONICS CORPORATION


Date: October 6, 2000             By: /s/ WILLIAM C. MCCARTHY
                                      -----------------------
                                      William C. McCarthy
                                      Vice President and Chief Financial Officer
                                      [Authorized Officer, Principal Financial
                                      Officer]







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                                INDEX TO EXHIBITS

Exhibit
Number    Title                                                           Page
------    -----                                                           ----


4.1       Amendment dated September 29, 2000 to Rights Agreement.

99.1      Letter to Cabot Corporation stockholders dated September 29,
          2000.

99.2 Brochure accompanying letter to Cabot Corporation stockholders dated September 29, 2000.




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